UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   April 18, 2005
                                                    ---------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  001-31584               23-3057155
     ------------------------      -----------------    ------------------------
  (State or other jurisdiction of    (Commission             (IRS Employer
          incorporation)             File Number)           Identification No.)


                4 Hillman Drive, Suite 130
                 Chadds Ford, Pennsylvania                          19317
     ------------------------------------------------            --------------
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (610) 459-2405


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

         On April l8, 2005, I-trax, Inc. and Charles D. (Chip) Phillips, I-trax's Executive Vice President and Chief Operating Officer, agreed that Mr. Phillips will leave I-trax to pursue other interests. I-trax and Mr. Phillips are negotiating the terms of the departure. The terms will be disclosed when they are finalized.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  I-TRAX, INC.




Date:  April 22, 2005                      By:      /s/ Frank A. Martin
                                               -------------------------------
                                           Name:    Frank A. Martin
                                           Title:   Chairman



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